Exhibit 24

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID TRANSCO PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF ORDINARY SHARES OF THE COMPANY

TO BE ISSUED PURSUANT TO

THE NATIONAL GRID TRANSCO PLC PERFORMANCE SHARE PLAN

(THE “REGISTRATION”)

I, EDWARD ASTLE, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise the Company Secretary or any director for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.
I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of ordinary shares to be issued pursuant to the National Grid Transco plc Performance Share Plan (the “Plan”) and the prospectus circulated to participants in the Plan.

2.
I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.
I hereby declare that this power of attorney shall be irrevocable from and after the date hereof and shall at all times be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.	This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.	I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 21st July 2003.

SIGNED as a deed by EDWARD ASTLE in the presence of:	) ) )	/s/ Edward Astle

Witness
Signature	/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH
England

Occupation	Company Secretary

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID TRANSCO PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF ORDINARY SHARES OF THE COMPANY

TO BE ISSUED PURSUANT TO

THE NATIONAL GRID TRANSCO PLC PERFORMANCE SHARE PLAN

(THE “REGISTRATION”)

I, JOHN ALBERT MARTIN GRANT, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise the Company Secretary or any director for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.
I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of ordinary shares to be issued pursuant to the National Grid Transco plc Performance Share Plan (the “Plan”) and the prospectus circulated to participants in the Plan.

2.
I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.
I hereby declare that this power of attorney shall be irrevocable from and after the date hereof and shall at all times be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.	This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.	I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 21st July 2003.

SIGNED as a deed by JOHN ALBERT MARTIN GRANT in the presence of:	) ) )	/s/ John Albert Martin Grant

Witness
Signature	/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH
England

Occupation	Company Secretary

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID TRANSCO PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF ORDINARY SHARES OF THE COMPANY

TO BE ISSUED PURSUANT TO

THE NATIONAL GRID TRANSCO PLC PERFORMANCE SHARE PLAN

(THE “REGISTRATION”)

I, KENNETH GEORGE HARVEY, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise the Company Secretary or any director for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.
I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of ordinary shares to be issued pursuant to the National Grid Transco plc Performance Share Plan (the “Plan”) and the prospectus circulated to participants in the Plan.

2.
I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.
I hereby declare that this power of attorney shall be irrevocable from and after the date hereof and shall at all times be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.	This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.	I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 21st July 2003.

SIGNED as a deed by KENNETH GEORGE HARVEY ) in the presence of:	) ) )	/s/ Kenneth George Harvey

Witness
Signature	/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH
England

Occupation	Company Secretary

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID TRANSCO PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF ORDINARY SHARES OF THE COMPANY

TO BE ISSUED PURSUANT TO

THE NATIONAL GRID TRANSCO PLC PERFORMANCE SHARE PLAN

(THE “REGISTRATION”)

I, STEVEN HOLLIDAY, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise the Company Secretary or any director for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.
I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of ordinary shares to be issued pursuant to the National Grid Transco plc Performance Share Plan (the “Plan”) and the prospectus circulated to participants in the Plan.

2.
I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.
I hereby declare that this power of attorney shall be irrevocable from and after the date hereof and shall at all times be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.	This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.	I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 21st July 2003.

SIGNED as a deed by STEVEN HOLLIDAY in the presence of:	) ) )	/s/ Steven Holliday

Witness
Signature	/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH
England

Occupation	Company Secretary

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID TRANSCO PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF ORDINARY SHARES OF THE COMPANY

TO BE ISSUED PURSUANT TO

THE NATIONAL GRID TRANSCO PLC PERFORMANCE SHARE PLAN

(THE “REGISTRATION”)

I, PAUL JOSKOW, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise the Company Secretary or any director for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.
I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of ordinary shares to be issued pursuant to the National Grid Transco plc Performance Share Plan (the “Plan”) and the prospectus circulated to participants in the Plan.

2.
I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.
I hereby declare that this power of attorney shall be irrevocable from and after the date hereof and shall at all times be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.	This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.	I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 21st July 2003.

SIGNED as a deed by PAUL JOSKOW in the presence of:	) ) )	/s/ Paul Joskow

Witness
Signature	/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH
England

Occupation	Company Secretary

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID TRANSCO PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF ORDINARY SHARES OF THE COMPANY

TO BE ISSUED PURSUANT TO

THE NATIONAL GRID TRANSCO PLC PERFORMANCE SHARE PLAN

(THE “REGISTRATION”)

I, STEPHEN CHARLES BURRARD LUCAS, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise the Company Secretary or any director for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.
I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of ordinary shares to be issued pursuant to the National Grid Transco plc Performance Share Plan (the “Plan”) and the prospectus circulated to participants in the Plan.

2.
I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.
I hereby declare that this power of attorney shall be irrevocable from and after the date hereof and shall at all times be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.	This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.	I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 21st July 2003.

SIGNED as a deed by STEPHEN CHARLES BURRARD LUCAS in the presence of:	) ) )	/s/ Stephen Charles Burrard Lucas

Witness
Signature	/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH
England

Occupation	Company Secretary

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID TRANSCO PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF ORDINARY SHARES OF THE COMPANY

TO BE ISSUED PURSUANT TO

THE NATIONAL GRID TRANSCO PLC PERFORMANCE SHARE PLAN

(THE “REGISTRATION”)

I, SIR JOHN PARKER, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise the Company Secretary or any director for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.
I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of ordinary shares to be issued pursuant to the National Grid Transco plc Performance Share Plan (the “Plan”) and the prospectus circulated to participants in the Plan.

2.
I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.
I hereby declare that this power of attorney shall be irrevocable from and after the date hereof and shall at all times be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.	This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.	I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 21st July 2003.

SIGNED as a deed by SIR JOHN PARKER in the presence of:	) ) )	/s/ Sir John Parker

Witness
Signature	/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH
England

Occupation	Company Secretary

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID TRANSCO PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF ORDINARY SHARES OF THE COMPANY

TO BE ISSUED PURSUANT TO

THE NATIONAL GRID TRANSCO PLC PERFORMANCE SHARE PLAN

(THE “REGISTRATION”)

I, STEPHEN RAYMOND PETTIT, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise the Company Secretary or any director for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.
I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of ordinary shares to be issued pursuant to the National Grid Transco plc Performance Share Plan (the “Plan”) and the prospectus circulated to participants in the Plan.

2.
I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.
I hereby declare that this power of attorney shall be irrevocable from and after the date hereof and shall at all times be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.	This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.	I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 21st July 2003.

SIGNED as a deed by STEPHEN RAYMOND PETTIT in the presence of:	) ) )	/s/ Stephen Raymond Pettit

Witness
Signature	/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH
England

Occupation	Company Secretary

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID TRANSCO PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF ORDINARY SHARES OF THE COMPANY

TO BE ISSUED PURSUANT TO

THE NATIONAL GRID TRANSCO PLC PERFORMANCE SHARE PLAN

(THE “REGISTRATION”)

I, GEORGE ROSE, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise the Company Secretary or any director for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.
I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of ordinary shares to be issued pursuant to the National Grid Transco plc Performance Share Plan (the “Plan”) and the prospectus circulated to participants in the Plan.

2.
I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.
I hereby declare that this power of attorney shall be irrevocable from and after the date hereof and shall at all times be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.	This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.	I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 21st July 2003.

SIGNED as a deed by GEORGE ROSE in the presence of:	) ) )	/s/ George Rose

Witness
Signature	/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH
England

Occupation	Company Secretary

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID TRANSCO PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF ORDINARY SHARES OF THE COMPANY

TO BE ISSUED PURSUANT TO

THE NATIONAL GRID TRANSCO PLC PERFORMANCE SHARE PLAN

(THE “REGISTRATION”)

I, RICHARD SERGEL, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise the Company Secretary or any director for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.
I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of ordinary shares to be issued pursuant to the National Grid Transco plc Performance Share Plan (the “Plan”) and the prospectus circulated to participants in the Plan.

2.
I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.
I hereby declare that this power of attorney shall be irrevocable from and after the date hereof and shall at all times be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.	This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.	I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 21st July 2003.

SIGNED as a deed by RICHARD SERGEL in the presence of:	) ) )	/s/ Richard P. Sergel

Witness
Signature	/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH
England

Occupation	Company Secretary

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID TRANSCO PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF ORDINARY SHARES OF THE COMPANY

TO BE ISSUED PURSUANT TO

THE NATIONAL GRID TRANSCO PLC PERFORMANCE SHARE PLAN

(THE “REGISTRATION”)

I, ROGER JOHN URWIN, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise the Company Secretary or any director for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.
I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of ordinary shares to be issued pursuant to the National Grid Transco plc Performance Share Plan (the “Plan”) and the prospectus circulated to participants in the Plan.

2.
I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.
I hereby declare that this power of attorney shall be irrevocable from and after the date hereof and shall at all times be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.	This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.	I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 21st July 2003.

SIGNED as a deed by ROGER JOHN URWIN in the presence of:	) ) )	/s/ Roger John Urwin

Witness
Signature	/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH
England

Occupation	Company Secretary

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID TRANSCO PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF ORDINARY SHARES OF THE COMPANY

TO BE ISSUED PURSUANT TO

THE NATIONAL GRID TRANSCO PLC PERFORMANCE SHARE PLAN

(THE “REGISTRATION”)

I, NICHOLAS WINSER, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise the Company Secretary or any director for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.
I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of ordinary shares to be issued pursuant to the National Grid Transco plc Performance Share Plan (the “Plan”) and the prospectus circulated to participants in the Plan.

2.
I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.
I hereby declare that this power of attorney shall be irrevocable from and after the date hereof and shall at all times be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.	This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.	I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 21st July 2003.

SIGNED as a deed by NICHOLAS WINSER in the presence of:	) ) )	/s/ Nicholas Winser

Witness
Signature	/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH
England

Occupation	Company Secretary

DIRECTOR’S POWER OF ATTORNEY

NATIONAL GRID TRANSCO PLC (THE “COMPANY”)

REGISTRATION WITH THE US SECURITIES AND EXCHANGE COMMISSION

OF ORDINARY SHARES OF THE COMPANY

TO BE ISSUED PURSUANT TO

THE NATIONAL GRID TRANSCO PLC PERFORMANCE SHARE PLAN

(THE “REGISTRATION”)

I, JOHN BRYAN WYBREW, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise the Company Secretary or any director for the time being of the Company (any such person acting in such capacity being hereinafter called “my Attorney”) to be my lawful attorney in connection with the Registration on the following basis:

1.
I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the “SEC”) or otherwise in connection with the Registration and any amendments thereto, as my Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of ordinary shares to be issued pursuant to the National Grid Transco plc Performance Share Plan (the “Plan”) and the prospectus circulated to participants in the Plan.

2.
I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.
I hereby declare that this power of attorney shall be irrevocable from and after the date hereof and shall at all times be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.	This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.	I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 21st July 2003.

SIGNED as a deed by JOHN BRYAN WYBREW in the presence of:	) ) )	/s/ John Bryan Wybrew

Witness
Signature	/s/ Helen Mahy

Name	Helen Mahy

Address	1-3 Strand
London
WC2N 5EH
England

Occupation	Company Secretary